DRIVE FORWARD

volta

Tortoise Acquisition Corp. II



Disclaimer

FORWARD-LOOKING STATEMENTS

All statements other than statements of historical facts contained in this presentation (this "Presentation") are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Volta Industries, Inc.'s ("Volta" or the "Company") and Tortoise Acquisition Corp. II's ("Tortoise II") management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of Volta and Tortoise II. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the potential business combination between Volta and Tortoise II and related transactions (the "Proposed Business Combination"), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of Tortoise II or Volta is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Volta; risks related to the rollout of Volta's business and the timing of expected business milestones; the effects of competition on Volta's business; the amount of redemption requests made by Tortoise II's public shareholders; the ability of Tortoise II or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in Tortoise II's final prospectus filed with the Securities and Exchange Commission ("SEC") on September 14, 2020 and subsequently filed Quarterly Report on Form 10-Q under the heading "Risk Factors" and other documents of Tortoise II filed, or to be filed, with the SEC. If any of these risks materialize or Tortoise II's or Volta's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Tortoise II nor Volta presently know or that Tortoise II and Volta currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Tortoise II's and Volta's expectations, plans or forecasts of future events and views as of the date of this Presentation. Tortoise II and Volta anticipate that subsequent events and developments will cause Tortoise II's and Volta's assessments to change. However, while Tortoise II and Volta may elect to update these forward-looking statements at some point in the future, Tortoise II and Volta specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Tortoise II's and Volta's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

INDUSTRY AND MARKET DATA

Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Volta and Tortoise II have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Volta and Tortoise II, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Volta and Tortoise II.

USE OF PROJECTIONS

This Presentation contains projected financial information with respect to Volta. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See "Forward-Looking Statements" paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither Tortoise II's nor Volta's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

If the Proposed Business Combination is pursued, Tortoise II will be required to file a registration statement (which will include a proxy statement/prospectus of Tortoise II) and other relevant documents with the SEC. Shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information about Tortoise II, Volta and the Proposed Business Combination. Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about Tortoise II, Volta and the Proposed Business Combination, without charge, at the SEC's website located at www.sec.gov.

Disclaimer

PARTICIPANTS IN SOLICITATION

Tortoise II, Volta and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Tortoise II's shareholders in respect of the Proposed Business Combination and the other matters set forth in the definitive proxy statement. Information regarding Tortoise II's directors and executive officers is available under the heading "Management" in Tortoise II's final prospectus filed with the SEC on September 14, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the Proposed Business Combination when it becomes available.

FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by Tortoise II with the SEC. Some of the financial information and data contained in this Presentation, such as EBIT, EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Tortoise II and Volta believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Volta's financial condition and results of operations. Tortoise II and Volta believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Volta's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Volta's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures.

TRADEMARKS AND TRADE NAMES

Volta and Tortoise II own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Volta or Tortoise II, or an endorsement or sponsorship by or of Volta or Tortoise II. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Volta or Tortoise II will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Risk Factors

The list below of risk factors has been prepared as part of the Proposed Business Combination of Tortoise II and Volta. All references to "Volta" refer to the business of Volta Industries, Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of Volta and the Proposed Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Volta and Tortoise II, with the SEC, including the documents filed or furnished in connection with the Proposed Business Combination between Volta and Tortoise II. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Volta and Tortoise II and the Proposed Business Combination between Volta and Tortoise II, and may differ significantly from and be more extensive than those presented below.

If Volta cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones Volta faces. Additional risks that Volta currently does not know about or that it currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investors presentation and perform your own due diligence, prior to making an investment in Tortoise II and Volta.

Risks Related to Volta's Business

- Volta is an early stage company with a history of losses and expects to incur significant expenses and losses for the near term. To achieve its growth, Volta needs to continue to expand its team and geographic footprint aggressively and build scalable and robust processes. Volta may never successfully do so or achieve or sustain profitability.
- Volta currently faces competition from a number of companies, and expects to face significant competition in the future as the market for electric vehicle ("EV") charging and out-of-home and digital display advertising evolves.
- Volta depends upon strong relationships with real estate and retail partners to build out its charging network and increased competition or loss of a partner could negatively impact Volta's results.
- Volta relies on a limited number of suppliers and manufacturers for the manufacture and supply of its charging stations, some of which are also early stage companies. A loss of any of these partners or defects in or failure of the products that they supply Volta could negatively affect Volta's business.
- Volta faces risks related to health pandemics, which could have a material adverse effect on its business and results of operations. For example, impacts to its business as a result of the on-going COVID-19 pandemic included, slow-down of permitting and construction activities during shutdowns, shutdown of properties where Volta's stations are located (such as movie theaters), impacting revenue potential and usage, drop off in media spend, and shut-down of offices and remote work force.
- Volta's business is subject to risks associated with construction, cost overruns and delays, and other contingencies that may arise in the course of completing installations, and such risks may increase in the future as Volta expands the scope of such services with other parties.
- Volta's future growth and success is highly correlated with and thus dependent upon the continuing rapid adoption of EVs for passenger and fleet applications. The success of alternative fuels, competing technologies or alternative transportation options or technologies could considerably undermine Volta's prospects.
- Volta is developing and is operating in an emerging technology sector. Volta's charging stations could contain defects, and the full operating life of equipment in Volta's charging stations is not fully known and may malfunction through repeated use, any of the foregoing of which could result in property damage or bodily injury. Additionally, if any of Volta's charging stations or charging stations of our competitors, whether as the result of operator misuse, defect, malfunction or otherwise, results in property damage or bodily injury, the public may develop a negative perception of EVs, EV charging, or Volta and its brand image, which could negatively affect Volta's business and results of operations.
- Volta's business and its ability to execute on its plan could be highly impacted by the regulatory environment in which Volta operates on the federal, state and local levels, including in the areas of infrastructure financing or support; carbon offset programs, EV incentives and taxes and tax policy; utility and power regulation; data privacy and security, transportation policy; and construction, electrical and sign code permitting.
- The EV market currently benefits from the availability of rebates, tax credits and other financial incentives from governments, utilities and others to offset the purchase or operating cost of EVs and EV charging stations. The reduction, modification, or elimination of such benefits could cause reduced demand for EVs and EV charging stations, which would adversely affect Volta's financial results.
- The EV charging market is characterized by rapid technological change, which requires Volta to continue to develop new products and product innovations and maintain and expand its intellectual property portfolio. Any delays in such developments could adversely affect market adoption of our products and Volta's financial results.
- Volta maintains certain levels of insurance; Volta may, however, face claims from time-to-time that could exceed its insurance coverage or not fall within its coverage.
- Volta may be unable to collect and leverage customer data in all geographic locations, and this limitation may impact research and development, media sales, partnership relations and operations.
- Volta depends on media and advertising revenue, which is seasonal and subject to market conditions outside of its control, and it may not be able to place media in certain geographies until it has achieved scale in such geographies.
- Volta's forecasted operating results rely in large part upon assumptions and analyses developed by Volta. If these assumptions and analyses prove to be incorrect, Volta's actual operating results may differ materially.

Risk Factors

Risks Related to the Business Combination

- Both Tortoise II and Volta will incur significant transaction costs in connection with the Proposed Business Combination.
- The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Proposed Business Combination Agreement may be terminated in accordance with its terms and the Proposed Business Combination may not be completed.
- The ability to successfully effect the Proposed Business Combination and following the consummation of the Proposed Business Combination, the combined company's (the "Combined Company") ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Volta, all of whom Volta expects to stay with the Combined Company following the consummation of the Proposed Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business.
- There is no guarantee that a stockholder's decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.
- If the Proposed Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of Tortoise II's securities or, following the consummation of the Proposed Business Combination, the Combined Company's securities, may decline.
- There can be no assurance that the Combined Company's common stock will be approved for listing on the New York Stock Exchange (the "NYSE") or that the Combined Company will be able to comply with the continued listing standards of the NYSE.
- Legal proceedings in connection with the Proposed Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Proposed Business Combination.
- The Proposed Business Combination or Combined Company may be materially adversely affected by the on-going COVID-19 pandemic.
- Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Volta's business, including our ability to consummate the Proposed Business Combination, and results of operations.

Transaction Summary

SUMMARY OF TRANSACTION

- Founded in 2010, Volta has been building one of the most used electric vehicle (EV) charging stations in the United States[1]
- Volta's award-winning charging stations benefit brands, consumers and real-estate locations by providing valuable advertising space to businesses and EV charging to drivers
- Tortoise Acquisition Corp. II (Tortoise II) (NYSE: SNPR) is a publicly listed special purpose acquisition company (SPAC) with ~$345M of cash held in trust
- Tortoise II anticipates entering into a business combination agreement with Volta in Q1 2021
    - Volta shareholders are rolling 100% of their equity
    - Transaction proceeds are being retained in the business
- Pro Forma for the transaction (assuming no redemptions)
    - Volta will have an additional ~$600M of proceeds net of transaction fees to fully fund business model through cash flow positive
- Pro Forma enterprise value of $1.4Bn
    - Near-term EBITDA relative to public charging peers
    - Represents attractive entry point relative to recently announced public SPAC transactions

SUMMARY OF PIPE OFFERING

Issuer	Tortoise Acquisition Corp. II (name to be changed to Volta Inc. at closing)
Ticker/Listing	NYSE: SNPR (to become NYSE: VLTA at closing)
Securities	Unregistered Class A Common Stock (customary registration rights)
Offering Size	$300M
Use of Proceeds	Develop the existing backlog of Volta charging station location demand and accelerate further growth within the company
Expected Closing Date	~Q2 2021

LEADERSHIP

volta


SCOTT MERCER
Founder + CEO + Chair


CHRIS WENDEL
Co-Founder + President + Director


DREW LIPSHER
CSO

Tortoise Acquisition Corp. II


VINCE CUBBAGE
CEO + President + Chair


STEPHEN PANG
CFO + Director

1: Company data and publicly available information.

Why Volta

1. Market opportunity that capitalizes on transformational industry megatrends
2. Differentiated and unique EV charging business model
3. Compelling revenue diversity and unit economics
4. Top charging utilization amongst competitors
5. Highly visible site pipeline creates predictable growth
6. Experienced management team

Supporting detail provided throughout presentation.

The transition to electric mobility is one of the largest macro-economic shifts in our lifetime.



Electric cars will be cheaper than gas cars beginning in 36 months

BATTERY COST CURVE DECLINES …

Battery costs drop <$100/kWh beginning in 2024; EVs compete on cost with ICE



Battery Cost ($/kWh)
$ 400
$ 350
$ 300
$ 250
$ 200
$ 150
$ 100
$ 50
$ 0
2016
2018
2020
2022
2024
2026
2028
2030

… BRINGING EV COST TO INFLECTION POINT



ICE
EV
2010'S
$46,700
EV ~$10K MORE EXPENSIVE
$57,400
TODAY
$40,250
EV PRICE PARITY
$37,990
TOMORROW
$58,900
EV ~$10K CHEAPER THAN ICE
$49,990

Source: BloombergNEF and other publicly available data.

The cars are coming...

U.S. PASSENGER ELECTRIC VEHICLE SALES


+20% Growth CAGR Through 2040
+30% Growth CAGR Through 2030
Million Vehicles Sold
10.0
8.0
6.0
4.0
2.0
0.0
2015
2020
2025
2030
2035
2040

CUMULATIVE U.S. PUBLIC CHARGER DEMAND


2040: +24x Expansion vs. Today
2030: +8x Expansion vs. Today
Million Connectors
2.5
2.0
1.5
1.0
0.5
0.0
2015
2020
2025
2030
2035
2040

ANNUAL U.S. PUBLIC CHARGING INVESTMENT REQUIRED


~$25Bn of Public EV Charging Development by 2040
Billions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2020-2025
2025-2030
2030-2035
2035-2040

Source: BloombergNEF.

The cars are coming...

The OEM's are committing

DAIMLER — Electrify Entire Mercedes-Benz Portfolio by 2022

22M Electric Vehicles in the next 10 Years & $91Bn in Committed EV Spending

30 EV Models by 2025 & $27Bn in Committed EV Spending

$11.5Bn in Committed EV Spending by 2022 & Recent Mustang Mach-E Launch

Expects EVs to Make Up 15%-25% of 2025 Sales with +7M Electrified Vehicles on the Road by 2030

The rise of EV-first companies

ZOOX

NIO

TESLA

polestar

RIVIAN

LORDSTOWN

LUCID

CANOO

Government is going big...

Federal

+500K charging cords by 2030 (Biden)

DOE, DOT, and other federal cabinet/ agency postings filled with climate friendly/ active leaders

State

By 2035, all new cars sold in CA, MA, and NJ will likely be zero-emission vehicles

Regulatory/ Utilities

NY Public Service Commission approves $700M to fund EV Charging Infrastructure for multiple utilities

Southern California Edison $436M Charge Ready infrastructure program, making it the largest single-utility program in the country

Source: Publicly available information.

Disruption stories create new addressable markets



Cable Television / DVD Rental

NETFLIX



Retail

amazon



Travel Planning

priceline.com


207

Hotels

airbnb



Fueling

volta

And $500BN of revenue will shift as fueling behavior evolves

$500Bn 150,000 US gas stations' revenue up for grabs

U.S. drivers clock 3 trillion miles per year costing them **$300Bn**

$200Bn Non-fuel amenities and services are also up for grabs



Source: Publicly available information.

We no longer go to fuel up, we fuel up where we go.

The biggest economic opportunity isn't in fueling dollars, it's in the behavior shift surrounding fueling habits.



~$500Bn
Annual U.S. Gasoline Station Sales
C-STORE SALES
$200Bn
FUEL SALES
$300Bn
Purchasing shift from C-Stores to groceries increases transaction values
$8
Average Transaction at Gas Station C-Store
$35
Average Transaction at Grocery Store
EV adoption decreases overall fuel costs by 60%
Only 15% of charged miles will be delivered in public
~$1Tn
Annual EV Charging + related store purchases
~$1Tn
REACHABLE PURCHASING MARKET
$180Bn
ELECTRIC CHARGING
$27Bn
PUBLIC CHARGING
Volta Ecosystem
Charging Industry

Source: EIA, The Food Industry Association, International Council on Clean Transportation, Convenience Store News Industry Report and other publicly available data.



THE VOLTA MODEL

MARKET OPPORTUNITY

COMPANY & METRICS

TRANSACTION OVERVIEW

Commerce-Driven Charging

A client-first model that uses commerce and charging to unlock the larger macro opportunity surrounding the disruption of fueling

The Volta Business Model

BEHAVIOR & COMMERCE

NETWORK DEVELOPMENT



CHARGING OPERATIONS

- Proprietary data-driven planning
- High-traffic/ high-visibility, premium partner locations
- Bespoke configuration (full range of AC and DC products)
- *Land and expand* development model
- **Revenue:** Public and private network investment opportunities; rebates and tax credits

- Full-funnel behavioral understanding and impact (store choice, dwell time, product choice)
- Multiple revenue streams and counter-parties that are secured with +10yr contracts
- **Revenue:** Network monetization that is independent of EV adoption (turns on early and compounds with growth)

- Among the highest utilization and best in class up-time in the industry
- The most miles delivered per dollar invested
- **Revenue:** Multiple revenue streams that index to EV adoption (Pay Per Use, Idle Fees, Managed Services, Fleet); carbon and other credit strategy

Source: Company data and other publicly available information.

Volta at Whole Foods, Los Angeles

The ideal site example[1]



WHOLE FOODS
MARKET
TOWERS
DC
L2
L2
DC
TOWERS

VOLTA SITE VALUE COMPONENTS

Network Development	Charging Operations	Behavior & Commerce
Utility make-ready and rebate programs	Managed service model	OEM launch campaigns
+ Other public and private network investments	+ Carbon credits and FCI[2] credits	+ Entertainment vertical
+ Tax-equity	+ Mature EV adoption and driver Pay Per Use Charging	+ Programmatic media
	+ Idle Fees	+ National advertisers
	+ Distributed and on-site Fleet Pay Per Use Charging	+ Shopper marketing
		+ Local advertisers

A layer cake of value that compounds with:

1. Network Growth 2. EV Adoption 3. Brand Awareness

1: For illustrative purposes, represents the opportunity in portfolio.
2: "Fast Charge Incentive" credits.

Company Timeline

Adding services and revenue with market growth






Tannehill Promenade




volta

2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 and Beyond

BEHAVIOR & COMMERCE

- Automotive Network Launch
- OPTRA Data Launch
- Programmatic Network Launch
- Shopper Marketing Partnership
- Driver Loyalty

NETWORK DEVELOPMENT

- Hawaii Pilot Site
- California Site Build
- Network Investment Partnership Launch
- Volta EU Launch

CHARGING OPERATIONS

- AC Charging
- Carbon Credit Launch
- DC Fast Charging
- Pay Per Use
- Fleet
- In-Car Partnership
- Plug & Charge

CUMULATIVE INSTALLED STATIONS

2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
9	31	71	160	203	363	606	1,082	1,507	3,142E

Volta's Current Unit Economics: Stations grow in value as the network scales


Cumulative Cash Flow per Station
6-7x ROI on Current
$600,000
$450,000
$300,000
$150,000
$0
-$150,000
0
1
2
3
4
5
6
7
8
9
10
Development (Years)
Cumulative Cash Flow - Current L2
Cumulative Cash Flow - Current DCFC

CURRENT[1] L2 UNIT ECONOMICS

46% IRR

3.4 YRS Payback Period

CURRENT[1] DCFC UNIT ECONOMICS

45% IRR

3.8 YRS Payback Period

1: Current unit economics are based on historical performance and 2021 network assumptions.
Source: Company projections.

Volta's Mature Unit Economics:
The impact of network effects on our unit economics


Cumulative Cash Flow per Station
16x ROI on Mature
$600,000
$450,000
$300,000
$150,000
$0
-$150,000
0
1
2
3
4
5
6
7
8
9
10
Development (Years)

MATURE[1] L2 UNIT ECONOMICS

142% IRR

<2YRS Payback Period

MATURE[1] DCFC UNIT ECONOMICS

128% IRR

<2YRS Payback Period

Cumulative Cash Flow - Mature L2

Cumulative Cash Flow - Mature DCFC

1: Mature unit economics are based on 2025 network assumptions.
Source: Company projections.

Volta's Site Unit Economics:
Sites grow in value as EV demand on site increases

Volta's land and expand strategy installs new charging units when EV demand in the market grows



Annual Revenue per Site
$1,400,000
$1,050,000
$700,000
$350,000
$0
Site economics grow by 41% CAGR over 10 Years
1
2
3
4
5
6
7
8
9
10
Development (Years)
Original Build
Expansion 1
Expansion 2
Expansion 3

	L2	DCFC
Expansion 3:	10 x Towers	-
Expansion 2:	4 x Towers	4 x Media
Expansion 1:	2 x Media	2 x Media
Initial Build:	2 x Media	-

Measured value from Volta stations supported by data and continued increase in EV penetration, drives further expansion.

Increased EV penetration into the market drives demand for full service charging offerings, including DCFC.

After initial build, site partner sees value of Volta stations for their property and requests more to be installed.

Total Stations: 18 x L2 + 6 x DCFC

Source: Company projections.

Network traction builds flywheel velocity

National scale leverage expected to turn on at ~10,000 screens


SEATTLE
PORTLAND
SACRAMENTO
SAN FRANCISCO
LAS VEGAS
LOS ANGELES
SAN DIEGO
PHOENIX
DENVER
CHICAGO
DETROIT
BOSTON
NEW YORK
PHILADELPHIA
WASHINGTON, DC
ATLANTA
DALLAS
AUSTIN
SAN ANTONIO
HOUSTON
MIAMI
HONOLULU

3-4yrs Line of Sight Development with existing Station Pipeline

	INSTALLED[1]		CONTRACTED		PIPELINE
SCREENS	3,014	+	2,224	+	20,136
STATIONS	1,507		1,112		10,068
SITES	459		471		5,030

1: Installed Network as of 01/01/21.
Source: Company projections.

A track record underwritten by established partners and client success

Network Development

STORES

- The GIANT Company
- amazon fresh
- Albertsons
- Giant
- Walgreens
- TOPGOLF
- Stop&Shop
- WHOLE FOODS MARKET
- Saks Fifth Avenue

REITS

- Brookfield Properties
- SITE
- KIMCO REALTY
- BRIXMOR
- MACERICH
- WEINGARTEN REALTY
- Regency Centers.
- STARWOOD RETAIL PARTNERS

COMMUNITY

- ORACLE ARENA
- Dignity Health Sports Park
- UNITED CENTER
- LOYOLA UNIVERSITY CHICAGO
- Richmond California
- TIGARD
- Bergen County Zoological Park ZOO

Behavior & Commerce[1]

OEMS

- NISSAN
- JAGUAR
- MINI
- polestar
- Chevrolet
- FIAT
- HYUNDAI
- CHRYSLER
- TOYOTA

NATIONAL ADVERTISERS

- Facebook
- smartwater
- NETFLIX
- Alaska Airlines
- CHASE
- Starbucks Coffee
- Nestlé
- ANHEUSER-BUSCH
- COX
- hulu

CHANNEL PARTNERSHIPS

- VISTAR MEDIA
- SV Screenvision Media
- Peapod

Data

UTILITIES & GOVERNMENT

- Georgia Power
- Alabama Power
- EVERSOURCE ENERGY
- Southern California EDISON – Energy for What's Ahead
- City of Huntington Beach, Orange County California

1: Examples of current and past media clients.

Social good and commercial success are intertwined

10YR ESG FORECAST

21GWh
Energy Delivered

6.0Bn
Gas Driven Miles Offset

232M
Gallons of Gas Offset

8.2Bn
Tons of CO2 Offset

MILES DELIVERED PER DOLLAR INVESTED[1]


volta
1.7 Miles
EVgo
0.9 Miles
chargepoint
0.6 Miles
electrify america
0.2 Miles

1: Return calculated as energy deployed over unit capex cost.

Source: Company projections, internal utilization statistics and publicly available information.

The Volta Team



SCOTT MERCER
Founder + CEO + Chair
volta



CHRIS WENDEL
Co-Founder + President + Director
Goldman Sachs



DREW LIPSHER
CSO
Clear Channel
Greycroft



JIM DEGRAW
General Counsel + CAO
ROPES & GRAY



PRAVEEN MANDAL
CTO
chargepoint



NADYA KOHL
CMO
PlaceIQ experian.



BRANDT HASTINGS
CRO
iHeart MEDIA



DEBRA CROW
CFO
YAHOO!

~150 Number of current employees



JON MICHAELS
EVP, Network Development
ENERNOC



KAREN ZELMAR
SVP, Network Planning
PG&E



TED FAGENSON
SVP, Site Development
chargepoint



DREW BENNETT
SVP, Network Operations



MIKE SCHOTT
SVP, Media Sales
VIANT.
San Francisco Chronicle



MIKE EVANS
SVP, Investment Committee
PROLOGIS



JEFFREY KINSEY
SVP, Engineering
amazon Microsoft



DR. ABDELLAH CHERKAOUI
SVP, International
chargepoint sodexo



ANDREW CORNELIA
Chief of Staff

Network Development

01 Network Development

Fueled by our proprietary data product - OPTRA - it all starts with a deep understanding of how the electric revolution will unfold.

02 Charging Operations

Charging services that create much more value than selling electrons on their own.

03 Behavior & Commerce

A monetization platform that leverages behavioral understanding to contribute in all phases of EV adoption.

Volta's Network Planning Tool

Predicting charging demand and economic, social, and grid impact allows Volta to maximize the efficiency and impact of our network.

> "This tool is of national and global significance.
>
> —**DR. PETER FOX-PENNER**
> CHIEF STRATEGY AND IMPACT OFFICER EIP; DIRECTOR OF BOSTON UNIVERSITY'S INSTITUTE FOR SUSTAINABLE ENERGY


volta
Custom Scenario Planning
Draw Boundary
Block Groups
Export Report >
Metrics
Impact
Demographics
Sites

A DEEP UNDERSTANDING

EV charging demand is changing retail

Machine-learning-driven demand forecasting allows us to predict the current and future need for charging services.

Market leading planning delivers the most miles per dollar invested.

22	3,965	$3.1M
Stations	Charges per Month	EV Driver Retail spend Per year

VOLTA LEVEL 2 · VOLTA DC FAST · VOLTA TOWER



SEPHORA
STONESTOWN GALLERIA
ZARA
APPLE STORE
CHASE

Source: Company research and analysis.

Network Operations

01 Network Development

Fueled by our proprietary data product - OPTRA - it all starts with a deep understanding of how the electric revolution will unfold.

02 Charging Operations

Charging services that create much more value than selling electrons on their own.

03 Behavior & Commerce

A monetization platform that leverages behavioral understanding to contribute in all phases of EV adoption.

Our award-winning, user-experience focused product family allows tailored site planning

reddot winner 2020

iF DESIGN AWARD 2020



11
12
09
10
07
08
05
06
03
04
01
02

Unrivaled EV Charging Utilization


FAST
VOLTA
ALL GRIT. NO FUSS.
SHINOLA
VOLTA

Last Year Per Port Across Volta's:	Average Charging Sessions Daily	Average Hours of Daily Use	Average Charging Session Length
CALIFORNIA NETWORK	7	10HRS	110MINS
US NETWORK	5	7HRS	148MINS

25 GIGAWATT HOURS DELIVERED

88M FREE SPONSORED ELECTRIC MILES

4.9M CHARGING SESSIONS

39M CO2 EMISSIONS OFFSET LBS

Source: Company internal data and publicly available information.

All charging networks sell visitorship, we deliver it.

electrify america

Per Port Across Electrify America's California Network


M
T
W
T
F
S
S

<1X
Average Charging Sessions Daily

0.1HRS
Average Hours of Daily Usage

34MINS
Average Charging Session Length

volta

Volta's California Network


M
T
W
T
F
S
S

7X
Average Charging Sessions Daily

10HRS
Average Hours of Daily Usage

110MINS
Average Charging Session Length

Note: Volta network data based on actual CA utilization compared to a single representative competitor.
Source: Company data and publicly available filings.

Driver Experience



DC FAST
DC FAST

Check In



Please verify your email.
This is required to access many features.
Water Tower Center Garage Level 3
Open — 6am - Midnight
15555 E. 14th St. San Leandro, CA 94578
DC Fast
15 mins free, then $0.26/kWh
04 Available Check in
L2 Chargers
2 hours free, then $0.18/kWh
03 In Use Check in
04 Available Check in
04 Available Check in
Directions
12 mi | 34 mins drive

Charge



Starting your charge
Free for 15 mins, then $0.26/kWh.
Cancel
Report an Issue

Go



Thanks for charging with Volta!
Total Cost
$8.48
Cost Breakdown
Free Charging $2.60
Extended Charging $7.80
Idle Fees $0
Taxes 0.68
Charging Details
Charging Time 1 hr
Energy Delivered 40 kWh
Site Info

Behavior & Commerce

01 Network Development

Fueled by our proprietary data product - OPTRA - it all starts with a deep understanding of how the electric revolution will unfold.

02 Charging Operations

Charging services that create much more value than selling electrons on their own.

03 Behavior & Commerce

A monetization platform that leverages behavioral understanding to contribute in all phases of EV adoption.

The only network designed to increase traffic and spend


HELLO
Free electric vehicle charging has arrived.
Plug-in right here for free electric miles
VOLTA
VOLTA

7x
More EV Drivers Attracted

3x
Longer Stays Achieved



> **"When a nearby Safeway got free L2 Volta charging, I immediately switched grocers and haven't looked back.**

ELECTREK
2019

Note: Volta network data based on actual CA utilization compared to a single representative competitor.
Source: Company data and publicly available filings.

Media enabled charging

- Access to prime locations
- Multiple advertising budgets
- Proven messaging efficacy
- Full-funnel behavioral understanding and impact (store choice, dwell time, product choice)
- Halo-effect raising consumer perception of participating brands


VOLTA
FREE
EV CHARGING
Polestar 2
100% electric
2

A dynamic media asset that unlocks access to multiple media budgets

AUTOMOTIVE ENDEMIC	volta	
PROGRAMMATIC	VISTAR MEDIA	
NATIONAL AGENCY	volta	SCREEN VISION MEDIA
ON-SITE CONTENT	Ahold Delhaize	Kroger
LOCAL OUTDOOR	volta	SCREEN VISION MEDIA


TODAY
A STORM IS BREWING
RAIN
LINDENI
volta

MEDIA EFFICACY

Real world viewership, digital measurement

> “Volta helped us create awareness and trial in the Volta-activated Whole Foods locations.

—**DIRECTOR OF MARKETING**
Tolerant Foods

Tolerant Foods is a maker of organic, plant-based pastas. As a smaller, emerging brand with limited grocery distribution and new packaging underway, the lack of visibility at retail was a challenge.

Volta featured the brand front and center, driving a 35% sales lift.



VOLTA
FREE
POWER UP AT HOME
Tolerant
FIND IT IN THE PASTA AISLE
matchbox

+35%
SALES
INCREASE

Note: Does not represent performance of every campaign.
Source: Based on internal research and product level point of sale data.

MEDIA EFFICACY

Both onsite & off

Nissan was the first to leverage Volta Vision to develop creatives that adapt to vehicles pulling into the station.

With an endemic campaign and effective, tailored creative, Nissan drove 2,217 visits to Nissan dealerships across a six-week campaign.

+168% Increase in Leaf Awareness

+75% Increase in likelihood to lease or buy

+2,217 Visits to dealerships during this campaign


FLY
SMART.
LAND
HAPPY.
Alaska
WHOLE FO

VOLTA VISION RECOGNIZES A NISSAN LEAF HAS PULLED IN TO THE STATION, DISPLAYS CUSTOM CREATIVE.

Source: Third-party research study and conversion from mobile re-targeting campaign.

MEDIA EFFICACY

What they're saying

"Many of our retail locations are near Volta stations. Our contextually branded messaging helped to direct customers to nearby Shinola stores. The stations provided an amazing advertising solution for us, especially in Q4 when our holiday sales were crucial.

—ALEX DRINKER, VP OF MARKETING
Shinola

"Our partnership with Volta brought us results in many ways. It allowed us to successfully message shoppers in front of Whole Foods, increase our sales, and help us live up to our core values as a Certified B Corporation.

—ELLIOTT RADAR, FOUNDER
The Gluten Free Bar

"The ads really stand out. Hard for anyone walking by to miss them… Working with Volta has been great. They have some great minds over there. It's an innovative company with big things ahead of them.

—JEFF D'ANNIBALE, PARTNER
UM

"These are not your ordinary billboards, they are placements that align with our values related to environmental stewardship.

—PIA BAKER, GROUP MARKETING MANAGER
Arrowhead Water

THE VOLTA MODEL

MARKET OPPORTUNITY

COMPANY & METRICS

TRANSACTION OVERVIEW

The Volta ecosystem is a trillion dollar market


Vehicle Fueling > $500B
ExxonMobil
Chevron
electrify america
EVgo
TESLA
chargepoint
EVBOX
volta
GSTV
citi bike
COX Media
Data > $500B
Palantir
acxiom
Mu Sigma
Google
OUTFRONT/
NEWS AMERICA MARKETING
Intersection
JCDecaux
Media > $170B

Source: Publicly available data.

Momentum and Policy in the US

> "We can own the electric vehicle market – building 550,000 charging stations – and creating over a million good jobs here at home
>
> —PRESIDENT JOE BIDEN

The Biden Administration also plans to restore the full federal EV tax credit, incentivizing EV system consumption.

Forward CAPEX in energy will be led by renewables totaling: **~$350Bn**


VOLTA AT QUANTICO
VOLTA
HELLO
Free electric vehicle charging has arrived.
Plug-in right here for free electric miles
VOLTA
FREE

Source: Publicly available data.

We believe our revenue is sustainable and stacks over time

LONG-TERM REVENUE FORECAST ($M)



New Installations
9,000
6,750
4,500
2,250
0
$25M
$47M
$141M
$280M
$492M
$826M
2020
2021
2022
2023
2024
2025
Charging Network
Behavior & Commerce
Data & Other
Cumulative Stations

2025 FORECASTED REVENUE MIX



7%
37%
56%
Behavior & Commerce
Charging Network
Data & Other

FORECAST

$47MM	100%	2022
2021 Revenue	5 Yr ('20-25) CAGR	EBITDA Break-Even

Note: 2020 based on unaudited year end forecast.
Source: Company actuals and projections.

Installation Forecast and Growth Outlook


CUMULATIVE STATION INSTALLATIONS
Cumulative Stations
1,507
3,142
6,492
11,242
17,992
26,242
2020A
2021
2022
2023
2024
2025
New Installations (During Year)
Existing Installations (Year Start)



Source: Company actuals and projections.

Long-Term Gross Profit and EBITDA Forecast

LONG-TERM GROSS PROFIT FORECAST ($M)


$8
$19
$66
$135
$242
$436
2020
2021
2022
2023
2024
2025

31% 40% 47% 48% 49% 53%

Gross Profit %

LONG-TERM EBITDA FORECAST ($M)


($29)
($30)
($1)
$33
$109
$252
2020
2021
2022
2023
2024
2025

Competitor EBITDA Breakeven EVBOX chargepoint

Strong unit economics expected to allow Volta to reach positive EBITDA in the near term

Note: 2020 based on unaudited year end forecast.

Source: Company actuals and projections.

Long-Term Financial Projections Summary

PRO FORMA FINANCIALS ($M)

	2021	2022	2023	2024	2025
Revenue	**$47**	**$141**	**$280**	**$492**	**$826**
YoY Growth	85%	198%	99%	75%	68%
Gross Profit	**$19**	**$66**	**$135**	**$242**	**$436**
Gross Margin %	40%	47%	48%	49%	53%
Total Operating Expenses	**($59)**	**($92)**	**($149)**	**($211)**	**($303)**
EBITDA	**($30)**	**($1)**	**$33**	**$109**	**$252**
EBITDA Margin %	NM	NM	12%	22%	30%
CAPEX	($73)	($130)	($142)	($189)	($221)

Expected best-in-class growth due to extensive development backlog

Volta's average 2021-2023E gross margin percentage is 10% higher than EV charging competitors[1]

Media-enabled charging model creates nearest EBITDA profitability among public charging peers

Fully-funded business model supported by transaction capital raised and forecasted cash from operations

1: EV charging competitors include ChargePoint and EVBox.
Source: Company projections, publicly available company materials.

Detailed Transaction Overview

$1.4Bn Enterprise Value – $300M PIPE

TRANSACTION HIGHLIGHTS [1]

- $345M Tortoise II Cash in Trust + $300M PIPE
- $1.4Bn Pro Forma Enterprise Value
- $662M Cash on Balance Sheet (assuming no redemptions) to fund network expansion
- Tortoise II shares post merger will trade as VLTA

PRO FORMA OWNERSHIP [2]


PIPE Investors
14.8 %
Founders' Shares
4.2 %
Tortoise II Investors
17.0 %
Existing Volta Shareholders
64.0 %

Sources and Uses

Sources	$M	Uses	$M
Estimated Cash Held in Trust	$ 345	Cash to Balance Sheet	$ 662
PIPE Proceeds	300	Debt Paydown	–
Existing Cash	61	Payment of Transaction Fees	44
Total Sources	$ 706	Total Uses	$ 706

Pro Forma Capitalization

Pre-Money Equity Value [3]	$ 1,300
(+) Tortoise II Shareholders	345
(+) PIPE Shareholders	300
(+) Founder Shareholders	86
Post-Money Equity Value	$ 2,031
(+) Debt	52
(–) Cash to Balance Sheet	(662)
Enterprise Value	$ 1,422

Pro Forma Ownership

Ownership Breakdown	Shares (M)	%
Existing Volta Shareholders	130.0	64.0 %
Tortoise II Investors	34.5	17.0
PIPE Investors	30.0	14.8
Founders' Shares	8.6	4.2
Equity Ownership	203.1	100.0 %

[1] Existing cash and debt balances are as of 12/31/20.
[2] Pro Forma ownership and capitalization assumes no redemptions by Tortoise II shareholders and excludes public warrants of 8,625,000, private warrants of 5,933,333, Founder Incentive Adjustment Plan shares of 10,500,000 committed to be awarded (and are subject to vesting based on continued service through January 1, 2022), and Omnibus Incentive Plan shares of 34,750,000 (16,500,000 of which are committed to be awarded and will be subject to various vesting requirements).
[3] Equity value to Volta's existing shareholders is calculated as 130.0 million Tortoise II shares, using a $10.00 pro forma share price, on a fully diluted basis (assuming a net share settlement calculation for Volta's outstanding warrants and options (whether vested or unvested)).

Discounted Future Value


Future Value
$8,800
~80% SPAC Discount
To Midpoint
7.6x-10.7x
2025E Revenue
$6,300
Discounted
Future Value
$4,250
~60% SPAC Discount
To Midpoint
$3,025
Transaction Value
$1,422
Pro Forma Enterprise Value
Discount 4 Periods
At 20% Rate
Valuation at 25x - 35x
2025E EBITDA

Source: Company projections.

Public Company Universe

EV Infrastructure

chargepoin+

EVBOX

blink

- Publicly-listed EV charging-based companies and other recently announced SPAC transactions
- Business model varies from equipment / support sales to station operators

Energy Technology

ENPHASE

solaredge

ARRAY TECHNOLOGIES

- Technology-solution for clean energy growth
- Attracts premium valuation

EV Technology

TESLA

- EV-adoption driven growth story
- Capex intensive business model

Volta's Differentiated Business Model Provides a Competitive Advantage

	volta	EVBOX	chargepoint	blink
Business Model				
Infrastructure Ownership	✓			✓
Network Provider	✓		✓	✓
Software Offering	✓	✓	✓	
Manufacture Hardware		✓	✓	✓
Monetization				
Electricity Sales	✓			✓
Media & Advertising	✓			
Data & Intelligence Services	✓	✓		
Charging Network Services	✓	✓	✓	✓
Hardware Unit Sales		✓	✓	✓
Revenue Growth CAGR ('21E-'25E)	*104.6%*	*N/A*	*63.8%*	*N/A*
Long-Term Gross Profit Margin	*~50%*	*~40%*	*~40%*	*~30%*
EBITDA Break Even Year	2022E	2023E	2024E	*N/A*
Valuation	At Announce	At Announce / Current	At Announce / Current	Trading
EV / '24E Revenue	2.9x	N/A	2.4x / 14.6x	213.5x
EV / '25E Revenue	1.7x	N/A	1.7x / 10.0x	(2021E)
EV / '24E EBITDA	13.0x	N/A	27.9x / 166.6x	N/A
EV / '25E EBITDA	5.7x	N/A	13.5x / 80.5x	(2021E)

Source: Publicly available company Materials, CapIQ; market data as of 04-Feb-2021.
Note: ChargePoint and EVBox enterprise value includes dilution from warrants and options using treasury share method.

Operational Benchmarking

EV Charging
Energy Technology
EV Technology

Projected Revenue Growth


99 %
75 %
68 %
74 %
63 %
45 %
65 %
90 %
66 %
22 %
15 %
30 %
Volta (2023E)
Volta (2024E)
Volta (2025E)
ChargePoint (2023E)
ChargePoint (2024E)
ChargePoint (2025E)
EVBox (2023E)
Blink (2021E)
Enphase (2021E)
SolarEdge (2021E)
Array (2021E)
Tesla (2021E)

Projected Gross Margin


48 %
49 %
53 %
37 %
41 %
41 %
38 %
30 %
38 %
33 %
22 %
16 %
Volta (2023E)
Volta (2024E)
Volta (2025E)
ChargePoint (2023E)
ChargePoint (2024E)
ChargePoint (2025E)
EVBox (2023E)
Blink (2021E)
Enphase (2021E)
SolarEdge (2021E)
Array (2021E)
Tesla (2021E)

Projected EBITDA Margin


12 %
22 %
30 %
NA
9 %
12 %
1 %
NA
26 %
19 %
17 %
18 %
Volta (2023E)
Volta (2024E)
Volta (2025E)
ChargePoint (2023E)
ChargePoint (2024E)
ChargePoint (2025E)
EVBox (2023E)
Blink (2021E)
Enphase (2021E)
SolarEdge (2021E)
Array (2021E)
Tesla (2021E)

Source: Volta Management Projections, Publicly Available Company Materials, IBES Consensus, CapIQ; market data as of 04-Feb-2021.

Financial Benchmarking – $1.4BN Volta Valuation

Projected EV / Revenue


5.1 x
2.9 x
1.7 x
23.8 x
14.6 x
10.0 x
9.5 x
213.5 x
19.7 x
8.5 x
5.6 x
15.0 x
Volta (2023E)
Volta (2024E)
Volta (2025E)
ChargePoint (2023E)
ChargePoint (2024E)
ChargePoint (2025E)
EVBox (2023E)
Blink (2021E)
Enphase (2021E)
SolarEdge (2021E)
Array (2021E)
Tesla (2021E)

Projected EV / Revenue / Growth


0.10 x
0.07 x
0.04 x
0.56 x
0.38 x
0.32 x
0.24 x
NA
0.73 x
0.38 x
0.34 x
0.85 x
Volta (2023E)
Volta (2024E)
Volta (2025E)
ChargePoint (2023E)
ChargePoint (2024E)
ChargePoint (2025E)
EVBox (2023E)
Blink (2021E)
Enphase (2021E)
SolarEdge (2021E)
Array (2021E)
Tesla (2021E)

Projected EV / EBITDA


43.7 x
13.0 x
5.7 x
NA
166.6 x
80.5 x
NM
NA
74.2 x
45.0 x
32.3 x
83.7 x
Volta (2023E)
Volta (2024E)
Volta (2025E)
ChargePoint (2023E)
ChargePoint (2024E)
ChargePoint (2025E)
EVBox (2023E)
Blink (2021E)
Enphase (2021E)
SolarEdge (2021E)
Array (2021E)
Tesla (2021E)

Source: Volta Management Projections, Publicly Available Company Materials, IBES Consensus, CapIQ; market data as of 04-Feb-2021. | Note: ChargePoint and EVBox enterprise value includes dilution from warrants and options using treasury share method.

Tortoise II Investment Thesis

Tortoise Acquisition Corp. II

High Quality Business & Management	• Tortoise II has identified Volta as a leader in the U.S. EV charging infrastructure market with a differentiated and durable business model that will appeal to the public markets • 10 year operating history and experienced management
Transformative Growth Opportunities	• Megatrend tailwinds including electrification, decarbonization, digital media and big data • The global EV revolution will require more than 55 mm chargers and 525 TWh to 770 TWh of electricity in passenger and commercial sectors by 2030[1]
Attractive ESG Attributes	• Sustainability driven business model allows acceleration of a decarbonized transportation industry • Over 100 million miles of free electric charging delivered to consumers • Newly formed independent board of directors for pro forma company
Tortoise II Approach to Long-Term Value Creation	• Focus on bilateral negotiated transaction rather than broadly marketed SPAC processes to provide win-win solution for all parties • Value added sponsor team with public company and capital markets track record

1: Source: McKinsey & Company.


LINDENI
DE HARO
CAFETTE

volta — Tortoise Acquisition Corp. II

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